Exhibit 99.1

Vision Update and Roadmap for Future Success December 15, 2010

Investor Relations Gary Kohn

Dave Peterschmidt, President & CEO CIBER today Evolving model and strategy Tony Hadzi, EVP and President CIBER North America Driving the strategy Peter Cheesbrough, EVP & CFO Financial priorities Outlook Today’s Agenda

President and Chief Executive Officer Dave Peterschmidt

Investment Hallmarks – Core Attributes Competing in large, growing market Blue chip customer base Employee base with significant tenure and skills Sustained, predictable performance

 Investment Hallmarks – Enhancing Core Attributes Changes over the last six months Comprehensive strategic plan developed Significant operating regimens implemented Program to add complementary strength to management and board Significant continued investment in offshore delivery Results to be derived through Improved revenue growth Expanded gross margin Expanded operating margin Creating shareholder value

CIBER Today Evolving Model & Strategy Driving the Strategy Agenda

CIBER Today Evolving Model & Strategy Driving the Strategy Agenda

CIBER is a global information technology consulting services and outsourcing company. CIBER has been helping clients for more than 35 years by understanding their goals, recommending the right solutions, and delivering on our commitments. Delivers Tangible Business Results

CIBER Today: A 36 Year History Founded in 1974 35 plus year history IPO 1994 19 Countries More than $1 Billion Revenue Over 8,500 employees 2009 Revenue $1.038 Billion Integrated IT solutions for the changing world CAGR 2001 – 2009 = 8% Facts Top-Line Track Record

CIBER Today: Core Competencies Offerings Verticals Healthcare Payer Energy & Utilities Manufacturing Partners Application Development & Management Testing & Quality Assurance Business Analytics IT Outsourcing

Healthcare Utilities Manufacturing Financial Services Services Business Solutions Technology Solutions IT Outsourcing CIBER Today: World-Class Clients in Growth Verticals Long-standing relationships with Global 2000 companies

 Client Challenge Needed a technology partner to update and maintain 75 plus brand websites. A global Healthcare insurance company was facing a challenge in its claim processing system Needed increased information quality and to shorten time to market for reporting applications Solution Developed a web portal that is scalable, centralized, and flexible Migrated all sites to a .NET platform Designed and built a campaign management framework Developed and implemented a roadmap for maintenance Provided support for legacy membership environment Provided business intelligence using SAP BI and Business Objects Delivery utilized CIBER India and onsite Benefits Reduction in operating costs and time-to-market for global campaigns Decreased development and deployment costs Improved targeting 50% reduction in batch processing time 42% reduced data storage requirements Lowered costs Increased functionality Fast and reliable information Lower costs State of the art interfaces CIBER Today: World-Class Clients in Growth Verticals

CIBER Today: World-Wide Demand for IT Services 2009 2014 $763 B $907 B 3.5% CAGR Source: Gartner Oct. 2010 Large and growing market

CIBER Today: Growth Through Market Share Gain CIBER Current share of global market = 0.14%

Agenda CIBER Today Evolving Model & Strategy Driving the Strategy

To improve financial performance utilizing a refined strategic approach, improved operational regimens, and increased as well as narrowed focus on higher margin, well developed offerings Evolving Model and Strategy: CIBER’s Objective

Fragmented model Profit leaks Lack of operational and sales discipline Minimal offshore delivery Sub-par financial performance High-value, tightly defined core offerings Well-developed portfolio of reusable solution sets World-class sales organization Word-class management information systems Today Evolving Model and Strategy: Moving to Mature Model Mature Model Keys are strategic plan and operational regimens

Evolving Model and Strategy: Tighter Focus Core = 65% Near core = 30% Outfield = 5% Focus & Resources Disciplined approach to new business Concentrating force and mass NEAR CORE CORE OUTFIELD

CLIENTS VERTICAL PRACTICE CORE Platinum Gold Silver Healthcare Manufacturing Utilities Analytics Digital Marketing Outsourcing NEAR CORE Gold Silver Public Sector & Education Banking Fin Serv Retail ERP Commercial MS CRM Business process Supply chain mgmt OUTFIELD Bronze Small Retail Evolving Model and Strategy: Tighter Focus – Sample Outcome

Tighter focus on market approach Develop World-Class Sales Force Enhance IT infrastructure Instill operational regimens Evolving Model and Strategy: Key Initiatives Sustained Predictable Performance

Agenda CIBER Today Evolving Model & Strategy Driving the Strategy

Evolving Model and Strategy: Key Initiatives Tighter focus on market approach Realign sales & delivery to global model Refine offerings, practices and verticals Classify client base

Evolving Model and Strategy: Key Initiatives Develop World-Class Sales Force Professional sales development Global account management Align compensation

Executive Vice President and President CIBER North America Tony Hadzi

Sell deeper into existing accounts Focus on larger deals, longer contracts Sell higher-value core and near-core solutions Add new business Driving the Strategy: Tighter Focus – Revenue Growth Priorities Increased sales discipline

Gross margin hurdle on new deals Minimize contract liability Identify upside potential Driving the Strategy: Tighter Focus – Pursue Higher Margin Engagements Disciplined approach to higher margins and reduced risk

Driving the Strategy: Tighter Focus - Improved Operational Structure Realignment of branch model complete

India currently 1,100 employees Adding new facility 2,500 by year-end 2011 New facility opened in Poland Fully integrated global delivery Driving the Strategy : Tighter Focus – Global Offshore Delivery Structure Efficient global delivery

Driving the Strategy: Tighter Focus – Offerings and Verticals Productize offerings Focus Service Lines Develop competency Invest minimally in infrastructure FORMATION Repeatable offerings Results are predictable Gaining Brand Legitimacy Value based solutions COMMERCIALIZE Global Leveraged Organizational Model Known Brand Extending Service Lines Trusted Advisor Differentiated offerings by industry SCALE Established Brand Equity Well Understood Value Proposition Optimized Organizational and Financial Models Established Client Base Thought Leader Leading edge offerings by industry DOMINATE Maturity Value Installing and Establishing Services Optimizing Services Managed Services Business Solutions Current Mature Model Building our competencies and practices 2011 2012

Market Attractiveness Market size Market share potential Strategic Importance Breadth of revenue Client relationship impact Evaluate attributes of each offering Driving the Strategy: Tighter Focus – Offerings and Verticals Demand & Delivery Potential Sales capability and expertise Delivery resources Financial Importance Rev and margin per account Portfolio fit

Current revenue Profitability Revenue potential Quality of revenue Term of contract Client’s geo footprint and our alignment with it Vertical, horizontal and mid market fit Culture Fit Degree & strength of relationship Platinum Greater than 80% score Gold Between 60%-80% Silver Between 40% - 60% Bronze Less than 40% Driving the Strategy: Tighter Focus – Client Base Criteria Classification More profitable, lower risk client base

Driving the Strategy: Tighter Focus – Process to Classify Client Base Create scorecard and process Introduce to field via market leaders Each account classified according to scorecard during business planning Classification rolled up into North America sales and business plans Formalize process to classify globally (outside US) Review quarterly and adjust based on landscape changes Completed Completed Completed Completed In-process Ongoing

Driving the Strategy : Develop World-Class Global Sales Force Enterprise sales engaging on global level Collaborative sales environment Global account management Alignment of compensation program In-depth sales and product training Significantly improved sales model

Continue aligning service offerings and sales Identify opportunities within new parameters Implement the overall strategy Empower teams to operate seamlessly Build out India as an integrated part of delivery Driving the Strategy : Action Plan and Next Steps

President and Chief Executive Officer Dave Peterschmidt

Tighter focus on market approach Develop World-Class Sales Force Enhance IT infrastructure Instill operational regimens Evolving Model and Strategy: Key Initiatives Sustained Predictable Performance

Recruiting CIO Unifying systems globally Enhancing forecasting capabilities Developing robust project mgmt Creating dashboard Improving sales pipeline tools Forward looking decisions, not steering by the wake Mitigate risk Increase operational execution Analytical capabilities Steps Objectives Driving the Strategy : Enhance IT Infrastructure Better business decision support

Tighter focus on market approach Develop World-Class Sales Force Enhance IT infrastructure Instill operational regimens Evolving Model and Strategy: Key Initiatives Sustained Predictable Performance

Poor delivery execution Profit leaks Inefficient use of resources Lost opportunity cost Inefficient decision making process Increased deal risk Lengthened cash collection cycle Monday sales calls Deal review committee Booking plans for sales team Monthly and quarterly business review Compensation plan alignment Issues Tools Driving the Strategy : Instill Operational Regimens Improved operational results

Tighter focus on market approach Develop World-Class Sales Force Enhance IT infrastructure Instill operational regimens Evolving Model and Strategy: Key Initiatives Sustained Predictable Performance

Peter Cheesbrough Executive Vice President and Chief Financial Officer

Q1 2% Q2 2% Q3 4% Revenue Growth 2.7% 2.6% 2.7% Operating Margin Top line performance needs to translate to profit Q1 Q2 Q3 Q2 operating margin excludes certain non-recurring items as described in the appendix Financial Trends 2010

Strategic Financial Focus Increase profitability Expand gross margins Improve cash flow Reduce DSO Strengthen the balance sheet Financial flexibility

Increase Profitability – Long Term Today Expiring low margin deals Offshore delivery Less sub- contractors Streamlined North America Growth investments Better execution New higher margin deals Gross margin target Exceeding 30% Operating margin target Exceeding 8 % Mature model

Improve Cash Flow Reduce Days Sales Outstanding (DSO’s) Better accounts receivable management Translate earnings to cash flow

Improve Cash Flow: Account Receivable and DSO’s Action Plan Operational disciplines Improve contract terms Tighter project delivery management Shorten cash collection process

Reduce “investment” in accounts receivable Improved cash flow Pay down debt Strengthen the Balance Sheet Goal is significantly reduced days sales outstanding Debt free balance sheet longer term

Outlook – Long Term Revenue growth Operating margin Double digit Gross profit margin Exceeding 30% Exceeding 8% Earnings per share growth Double digit Cash flow Close to net income Metric Target Mature model

Outlook – 2011 Revenue growth Operating margin Exceeding 25.5% Exceeding 3.5% Earnings per share Exceeding $0.30 Exceeding 4% Gross profit margin First step to long-term results Cash flow & CAPEX Investments in 2011 Metric Target

Outlook – 2011 Success Factors Higher-quality deal wins in key verticals Improvement in Days Sales Outstanding and cash collection Gross and operating margin improvement Expanded India presence and increased offshore delivery Decrease in problematic deals Improved operational execution Sustained, predictable performance

President and Chief Executive Officer Dave Peterschmidt

To improve financial performance utilizing a refined strategic approach, improved operational regimens, and increased as well as narrowed focus on higher margin, well developed offerings CIBER’s Objective

Tighter focus on market approach Develop World-Class Sales Force Enhance IT infrastructure Instill operational regimens Key Initiatives Sustained Predictable Performance

Questions and Answers

Investment Hallmarks – Core Attributes Competing in large, growing market Blue chip customer base Employee base with significant tenure and skills Sustained, predictable performance

Vision Update and Roadmap for Future Success December 15, 2010

Bio’s

CIBER Leadership in Attendance David C. Peterschmidt CHIEF EXECUTIVE OFFICER Mr. Peterschmidt is Chief Executive Officer of CIBER and a member of the Board of Directors. Mr. Peterschmidt brings more than 35 years of experience in global IT services, consulting, enterprise computing, mobile and Internet to his position at the company. His long-ranging tenure includes being CEO and member of the board at Openwave Systems from 2004 - 2007. He was CEO and Chairman of Inktomi for six years where he built the company from a start-up to a leader in the Internet marketplace; led the company’s initial public offering and managed its acquisition to Yahoo!. Prior to that, Mr. Peterschmidt was at Sybase where as COO, he oversaw the company’s product initiatives and international expansion efforts. He started his career at Electronic Data Systems. Mr. Peterschmidt serves on the boards of Savvis (NASDAQ: SVVS) and Limelight Networks (NASDAQ: LLNW). He is also on the executive committee to help raise $400 million for the expansion of Stanford University Hospital. Peter H. Cheesbrough CHIEF FINANCIAL OFFICER Mr. Cheesbrough joined CIBER as Executive Vice President and Chief Financial Officer in October 2007, bringing his considerable experience in accounting and finance—from auditing to domestic and international financial transactions—to CIBER’s leadership. Mr. Cheesbrough joined CIBER’s board of directors in 2002 and remains a board member. For the last five years, Mr. Cheesbrough served as Chief Financial Officer and then Vice President and General Manager of Navigant Biotechnologies, a Denver-based firm that develops techniques to improve the safety of the nation’s blood supply. Before joining Navigant Biotechnologies, Mr. Cheesbrough held several financial positions in the Denver area. From 1983 – 1999, he held senior management positions at Echo Bay Mines Ltd., most recently as Senior Vice President of Finance and Chief Financial Officer. Mr. Cheesbrough was born in England, and got his start as a Chartered Accountant at Coopers & Lybrand (later PricewaterhouseCoopers), moving with that company to Canada. He is a member of the Canadian Institute of Chartered Accountants, the Institute of Chartered Accountants in England and Wales, and a member of Financial Executives International. He also served on the board of directors for Health Grades, Inc., a Golden, Colo.-based company that helps consumers conduct research on physicians, hospitals, and nursing homes. Mr. Cheesbrough and his wife, Elizabeth, live in Denver.

Tony Hadzi EXECUTIVE VICE PRESIDENT & PRESIDENT CIBER NORTH AMERICA As Executive Vice President & President CIBER North America, Tony Hadzi is responsible for the CIBER’s North American Operations including commercial and state & local government markets. Mr. Hadzi is also responsible for CIBER’s Global Delivery operations in India, as well as the strategic business and technology Practices globally. A 31-year veteran of the information technology consulting industry, Mr. Hadzi has extensive experience in IT systems integration, development, and service management, and has been involved directly in the development and management of large application projects and ERP implementations. Prior to joining CIBER, Mr. Hadzi established the North American subsidiary for the South African IT services company, Q DATA, and served as President of the company in the USA. Before the USA business venture, Mr. Hadzi served as Senior Vice President leading the Johannesburg business unit of Q DATA Consulting. He also served in senior executive positions for three subsidiaries of the company. Mr. Hadzi was one of the initial members of the startup consulting company DATA TRUST (PTY) LTD, which later became the founding company of Q DATA. During the initial years of the company’s formation, Mr. Hadzi worked as a senior technical consultant on major development projects in all aspects of systems integration and development. Mr. Hadzi studied for a Bachelor of Science at the University of the Witwatersrand in Johannesburg, South Africa, and achieved the rank of Captain for his military obligations in the South African Defense Force. Gary Kohn VICE PRESIDENT, INVESTOR RELATIONS Gary Kohn joined CIBER as Vice President of Investor Relations. He is responsible for all investor relation activities to broaden and increase shareholder value and enhance CIBER’s image with the investment community. Mr. Kohn has more than 20 years’ experience in Investor Relations, Financial Analysis, and Business Management. He has extensive experience in accounting and investor relations, having held senior and critical positions for multiple Fortune 500 companies. Throughout his career, Mr. Kohn has played a key role in investor relations and financial planning. Most recently he was Vice President of Investor Relations at Western Union, from 2006 to 2009, and prior to that, held the same role at First Data Corporation. He has won numerous awards and has been a recognized leader in strategic planning and operation analysis. Mr. Kohn has extensive skills in financial and general management, crisis communication and market analysis. Mr. Kohn holds a Bachelor of Science Degree in Accounting from University of Northern Colorado and is also a Certified Public Accountant. CIBER Leadership in Attendance

CIBER Leadership in Attendance Robin Caputo VICE PRESIDENT, MARKETING & PUBLIC RELATIONS Robin Caputo joined CIBER in September 2001 as VP of Marketing and Public Relations. Ms. Caputo came to CIBER from Qwest Dex where she held the position of Executive Director of Public Relations and Marketing Communications. Her efforts helped the company increase awareness of its new brand to 87% among the general public in just three years, and nearly 100% among business customers, as well as to lead the industry in revenue growth for a decade. During her tenure at US WEST, she successfully launched dozens of new products and services including sophisticated "self-healing" data networks for large cap customers, Caller ID, the first "natural language" electronic directory, the region's most used Internet yellow pages and several interactive television ventures. She has gained coverage for her clients in USA Today, the Wall Street Journal, The New York Times, Investors' Business Daily, NBC Nightly News, and hundreds of other radio, television, newspaper and magazine outlets. Ms. Caputo's career includes experience as a reporter/editor for the Associated Press, the Arizona Daily Star, the Denver Business World, and the top-rated NBC affiliate in Tucson, Arizona. She also was a technical writer for IBM and a public affairs manager for ATC, a Time-Warner cable company. She holds a Bachelor of Arts degree in Mass Communications and Political Science from the University of Denver. Ms. Caputo and her husband, Dominic, have three children, and enjoy skiing, golfing, boating, camping and off-road motorcycling and four-wheeling.

Appendix

Non-GAAP CIBER reports its financial results in accordance with generally accepted accounting principles ("GAAP"). However, management believes that certain non-GAAP financial measures used in managing our business may provide users of this financial information with additional meaningful comparisons between current results and prior reported results. Certain of the information set forth in this presentation constitutes non-GAAP financial measures within the meaning of Regulation G adopted by the Securities and Exchange Commission. We have presented below a reconciliation of these measures to the most directly comparable GAAP financial measure. The presentation of this additional information is not meant to be considered in isolation or as a substitute for comparable amounts determined in accordance with GAAP in the United States.

Non-GAAP Components of Revenue Change Quarter-over-Quarter Q3 2010 over Q3 2009 GAAP Reported Revenue Growth Foreign Exchange Impact Segmenta Acquisition Organic Revenues: International 5% -8% 4% 9% Three Months Ended September 30, 2010 Operating Income Excluding Goodwill Impairment and Executive Change Expenses Three Months Ended June 30, 2010 Operating income (loss), as reported (GAAP) (111,163) $ Reversal of goodwill impairment 112,000 Reversal of executive change expenses 6,126 Operating income, excluding goodwill impairment and executive change expenses 6,963 $ Operating income (loss) margin, as reported (GAAP) -41.9% Operating income margin, excluding goodwill impairment and executive change expenses 2.6% (dollars in thousands) Non-GAAP Components of Revenue Change Quarter-over-Quarter Q3 2010 over Q3 2009 GAAP Reported Revenue Growth Foreign Exchange Impact Segmenta Acquisition Organic Revenues: International 5% -8% 4% 9% Three Months Ended September 30, 2010 Operating Income Excluding Goodwill Impairment and Executive Change Expenses Three Months Ended June 30, 2010 Operating income (loss), as reported (GAAP) (111,163) $ Reversal of goodwill impairment 112,000 Reversal of executive change expenses 6,126 Operating income, excluding goodwill impairment and executive change expenses 6,963 $ Operating income (loss) margin, as reported (GAAP) -41.9% Operating income margin, excluding goodwill impairment and executive change expenses 2.6% (dollars in thousands) Fiscal Year 2010 Earnings Per Share Outlook 2010 GAAP earnings per share loss of no greater than Q2 2010 goodwill impairment and executive change impact 2010 EPS excluding goodwill and exec change impact of at least 2010 $ (1.02) 1.22 $ 0.20

 This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 relating to our operations, results of operations and other matters that are based on our current expectations, estimates, forecasts and projections. Words, such as “anticipate,” “believe,” “could,” “expect,” “estimate,” “intend,” “may,” “opportunity,” “plan,” “potential,” “project,” “should,” and “will” and similar expressions, are intended to identify forward-looking statements. For example, we make certain forward-looking statements regarding our current estimates for revenue and profitability for the Company for 2010. These statements reflect a number of risks, uncertainties and other factors that could cause actual results to differ materially from those expressed or implied by our forward-looking statements. These risks include, without limitation, risks that: (1) economic and political conditions, including regulatory or legislative action, adversely affect us or our clients’ businesses and levels of business activity; (2) we cannot expand and develop our services and solutions in response to changes in technology and client demand; (3) we cannot compete effectively in the highly competitive consulting, systems integration and technology and outsourcing markets; (4) our work in the government contracting environment exposes us to additional risks; (5) our clients may terminate their contracts with us or be unable or unwilling to pay us for our services which may impact our accounting assumptions; (6) our outsourcing services subject us to operational and financial risk; (7) the type and level of technology spending by our clients may change; (8) we cannot maintain favorable pricing and utilization rates; (9) legal liability may result from solutions or services we provide; (10) we cannot anticipate the cost and complexity of performing our work or we are not able to control our costs; (11) our global operations are subject to complex risks, some of which might be beyond our control, including, but not limited to, fluctuations in foreign exchange rates; (12) we cannot balance our resources with client demand or hire sufficient employees with the required skills and background; (13) we may incur liability from our subcontractors’ or other third parties’ failure to deliver their project contributions on time or at all; (14) we cannot manage the organizational challenges associated with our size; (15) consolidation in the industries that we serve could adversely affect our business; (16) our ability to attract and retain business depends on our reputation in the marketplace; (17) our share price could fluctuate due to numerous factors, including variability in revenues, operating results and profitability; and/or (18) other factors discussed from time to time in the Company’s news releases and public statements, as well as the risks, uncertainties and other factors discussed under the “Risk Factors” heading in the Form 10-Q and our most recent annual report on Form 10-K and other documents filed with or furnished to the Securities and Exchange Commission. Most of these factors are beyond our ability to predict or control. Forward-looking statements are not guarantees of performance and speak only as of the date they are made, and we undertake no obligation to publicly update any forward-looking statements in light of new information or future events. Readers are cautioned not to put undue reliance on forward-looking statements. Forward-Looking Statements

Use of Material The information contained in this presentation is being provided for your convenience and information only. This information is accurate as of the date of its initial presentation, December 15, 2010. If you plan to use this information for any purpose, verification of its continued accuracy is your responsibility. CIBER, Inc. assumes no duty to update or revise the information contained in this presentation. You may reproduce information contained in this presentation provided you do not alter, edit, or delete any of the content and provided you identify the source of the information as CIBER, Inc. which owns the copyright.